Cohen & Steers, Inc. 280 Park Avenue New York, NY 10017-1216 Tel (212) 832-3232

Contact:
Matthew S. Stadler
Executive Vice President
Chief Financial Officer
Cohen & Steers, Inc.
Tel (212) 446-9168

COHEN & STEERS REPORTS THIRD QUARTER
2009 RESULTS

NEW YORK, NY, October 21, 2009—Cohen & Steers, Inc. (NYSE: CNS) reported income from continuing operations attributable to common shareholders of $7.5 million, or $0.18 per share (diluted and basic), for the quarter ended September 30, 2009, compared with a loss from continuing operations attributable to common shareholders of $754,000, or $0.02 per share (diluted and basic), for the quarter ended September 30, 2008. Total revenue for the third quarter of 2009 was $33.8 million, a decrease of 30.9% from $48.9 million for the third quarter of 2008.

The third quarter 2008 results from continuing operations attributable to common shareholders included the previously disclosed after-tax expense of $0.20 per share associated with losses recorded on available-for-sale securities and a $0.04 per share increase to tax expense associated primarily with available-for-sale securities. After adjusting for these items, earnings per share from continuing operations attributable to common shareholders would have been $0.22 for the quarter ended September 30, 2008.

For the nine months ended September 30, 2009, the company recorded a loss from continuing operations attributable to common shareholders of $13.3 million, or $0.32 per share (diluted and basic), compared with income from continuing operations attributable to common shareholders of $27.1 million, or $0.64 per diluted share and $0.65 per basic share, for the nine months ended September 30, 2008. The 2009 results include the previously disclosed after-tax expenses of $0.69 per share due to other-than-temporary impairment charges recorded during the period. After adjusting for these items, earnings per share would have been $0.38 per share for the nine months ended September 30, 2009. The 2008 results included the loss on available-for-sale securities and the increase to tax expense mentioned above. After adjusting for these items, earnings per share would have been $0.88 per share for the nine months ended September 30, 2008. Total revenue was $83.7 million for the nine months ended September 30, 2009, a decrease of 46.7% from $156.9 million for the 2008 period. The decline in revenue was primarily attributable to lower average assets under management.

Assets Under Management

Assets under management were $22.5 billion as of September 30, 2009, an increase of 37.8% from $16.3 billion at June 30, 2009 and a decrease of 8.7% from $24.6 billion at September 30, 2008. The increase from June 30, 2009 was due to market appreciation of $4.4 billion and net inflows of $1.8 billion. The decrease from September 30, 2008 was due to market depreciation of $2.8 billion, partially offset by net inflows of $705 million. Average assets under management were $19.5 billion for the quarter ended September 30, 2009, an increase of 33.1% from $14.6 billion for the quarter ended June 30, 2009 and a decrease of 25.7% from $26.2 billion for the quarter ended September 30, 2008.

Open-end mutual funds had net inflows of $386 million during the quarter ended September 30, 2009, compared with net inflows of $161 million during the quarter ended June 30, 2009 and net outflows of $321 million during the quarter ended September 30, 2008. Average assets under management for open-end mutual funds were $5.1 billion for the quarter ended September 30, 2009, an increase of 34.7% from $3.8 billion for the quarter ended June 30, 2009 and a decrease of 29.7% from $7.3 billion for the quarter ended September 30, 2008.

Closed-end mutual funds had inflows of $180 million during the quarter ended September 30, 2009 through an increase in the use of the funds’ credit facility. Average assets under management for closed-end mutual funds were $4.8 billion for the quarter ended September 30, 2009, an increase of 23.5% from $3.9 billion for the quarter ended June 30, 2009 and a decrease of 48.2% from $9.2 billion for the quarter ended September 30, 2008.

Institutional separate accounts had net inflows of $1.2 billion during the quarter ended September 30, 2009, compared with net inflows of $782 million during the quarter ended June 30, 2009 and net outflows of $144 million during the quarter ended September 30, 2008. Average assets under management for institutional separate accounts were $9.6 billion for the quarter ended September 30, 2009, an increase of 37.5% from $7.0 billion for the quarter ended June 30, 2009 and a decrease of 1.3% from $9.7 billion for the quarter ended September 30, 2008.

“We are encouraged by the growth in our assets under management this quarter,” said Martin Cohen, co-chairman and co-chief executive officer of Cohen & Steers. “Our strong investment performance and global distribution network put us in an excellent position to benefit as the economy improves and investor confidence increases.”

Results From Continuing Operations

Total revenue was $33.8 million for the three months ended September 30, 2009, a decrease of 30.9% from $48.9 million for the three months ended September 30, 2008. Operating expenses were $28.0 million for the three months ended September 30, 2009, a decrease of 19.8% from $34.9 million for the three months ended September 30, 2008. Operating income was $5.8 million for the three months ended September 30, 2009, a decrease of 58.5% from $14.0 million for the three months ended September 30, 2008. Non-operating income was $4.2 million for the three months ended September 30, 2009, compared with non-operating loss of $10.0 million for the three months ended September 30, 2008. The 2008 period included the previously disclosed loss on available-for-sale securities of $10.5 million. Excluding this item, non-operating income would have been $464,000 for the three months ended September 30, 2008. Pretax income was $10.0 million for the three months ended September 30, 2009, compared with pretax income of $4.0 million for the three months ended September 30, 2008. Excluding the aforementioned losses on available-for-sale securities, pretax income would have been $14.5 million for the three months ended September 30, 2008.

Total revenue was $83.7 million for the nine months ended September 30, 2009, a decrease of 46.7% from $156.9 million for the nine months ended September 30, 2008. Operating expenses were $77.3 million for the nine months ended September 30, 2009, a decrease of 23.8% from $101.5 million for the nine months ended September 30, 2008. Operating income was $6.4 million for the nine months ended September 30, 2009, a decrease of 88.5% from $55.4 million for the nine months ended September 30, 2008. Non-operating loss was $17.5 million for the nine months ended September 30, 2009, compared with non-operating loss of $6.6 million for the nine months ended September 30, 2008. Excluding the previously disclosed other-than-temporary impairment charges of $32.2 million and $10.5 million, non-operating income would have been $14.7 million and $3.9 million for the nine months ended September 30, 2009 and 2008, respectively. Pretax loss was $11.1 million for the nine months ended September 30, 2009, compared with pretax income of $48.8 million for the nine months ended September 30, 2008. Excluding the aforementioned other-than-temporary impairment charge, pretax income would have been $21.1 million and $59.3 million for the nine months ended September 30, 2009 and 2008, respectively.

Balance Sheet Information

As of September 30, 2009, cash, cash equivalents, investments, available-for-sale and seed capital investments (excluding cash and marketable securities attributable to the consolidation of the company’s long-short global real estate fund) were $179 million. As of September 30, 2009, stockholders’ equity was $271 million and the company had no long-term or short-term debt.

Conference Call Information

Cohen & Steers will hold a conference call tomorrow, October 22, 2009 at 11:00 a.m. (ET) to discuss the company's third quarter results. Investors and analysts can access the live conference call by dialing (866) 672-2663 (domestic) or (973) 582-2772 (international); passcode: 35587855. Participants should plan to register at least 10 minutes before the conference call begins.

A replay of the call will be available for two weeks starting at approximately 2:00 p.m. (ET) on October 22, 2009 and can be accessed at (800) 642-1687 (domestic) or (706) 645-9291 (international); passcode: 35587855. Internet access to the Web cast, which includes audio (listen-only), will be available on the company's Web site at www.cohenandsteers.com under "Corporate Info."  The Web cast will be archived on the Web site for two weeks.

About Cohen & Steers, Inc.

Cohen & Steers is a manager of income-oriented equity portfolios specializing in U.S. and international real estate securities, large cap value stocks, listed infrastructure and utilities, and preferred securities. The company also manages alternative investment strategies such as hedged real estate securities portfolios and private real estate multimanager strategies for qualified investors. Headquartered in New York City, with offices in London, Brussels, Hong Kong and Seattle, Cohen & Steers serves individual and institutional investors through a broad range of investment vehicles.

Forward-Looking Statements

This press release and other statements that Cohen & Steers may make may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which reflect the company's current views with respect to, among other things, its operations and financial performance. You can identify these forward-looking statements by the use of words such as "outlook," "believes," "expects," "potential," "continues," "may," "will," "should," "seeks," "approximately," "predicts," "intends," "plans," "estimates," "anticipates" or the negative versions of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties.

Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. The company believes that these factors include, but are not limited to, those described in the "Risk Factors" section of the company's Annual Report on Form 10-K for the year ended December 31, 2008, which is accessible on the Securities and Exchange Commission's Web site at sec.gov and on the company’s Web site at www.cohenandsteers.com. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release. The company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

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Cohen & Steers, Inc. and Subsidiaries
Condensed Consolidated Statements of Income (Unaudited)
For the Periods Ended
(in thousands, except per share data)

	Three Months Ended			% Change From
	September 30, 2009	June 30, 2009	September 30, 2008	June 30, 2009	September 30, 2008
Revenue
Investment advisory and administration fees	$30,929	$23,997	$43,558
Distribution and service fees	2,019	1,695	4,201
Portfolio consulting and other	879	663	1,178
Total revenue	33,827	26,355	48,937	28.4%	(30.9%)
Expenses
Employee compensation and benefits	15,956	14,916	17,815
Distribution and service fees	3,837	3,132	7,017
General and administrative	6,990	6,668	8,458
Depreciation and amortization	1,072	1,028	1,019
Amortization, deferred commissions	157	188	624
Total expenses	28,012	25,932	34,933	8.0%	(19.8%)
Operating income	5,815	423	14,004	*	(58.5%)
Non-operating income
Interest and dividend income - net	100	660	1,608
Income (loss) from marketable securities - net	3,526	(6,349)	(11,548)
Foreign currency gain (loss) - net	586	326	(90)
Total non-operating income (loss)	4,212	(5,363)	(10,030)	*	*
Income (loss) from continuing operations before provision for income taxes	10,027	(4,940)	3,974	*	*
Provision for income taxes	2,065	971	4,728
Income (loss) from continuing operations	7,962	(5,911)	(754)	*	*
Loss from discontinued operations, net of tax	-	(5)	(806)	*	*
Net income (loss)	7,962	(5,916)	(1,560)	*	*
Less: Net income attributable to redeemable noncontrolling interest	(417)	(505)	-
Net income (loss) attributable to common shareholders	$7,545	$(6,421)	$(1,560)	*	*

Earnings per share - Basic:
Income (loss) from continuing operations attributable to common shareholders	$0.18	$(0.15)	$(0.02)	*	*
Loss from discontinued operations, net of tax, attributable to common shareholders	$-	$(0.00)	$(0.02)	0.0%	(100.0%)

Net income (loss) attributable to common shareholders	$0.18	$(0.15)	$(0.04)	*	*

Earnings per share - Diluted:
Income (loss) from continuing operations attributable to common shareholders	$0.18	$(0.15)	$(0.02)	*	*
Loss from discontinued operations, net of tax, attributable to common shareholders	$-	$(0.00)	$(0.02)	0.0%	(100.0%)

Net income (loss) attributable to common shareholders	$0.18	$(0.15)	$(0.04)	*	*

Weighted average shares outstanding
Basic	42,396	42,360	41,889

Diluted	42,633	42,360	41,889

* Not meaningful

Cohen & Steers, Inc. and Subsidiaries
Condensed Consolidated Statements of Income (Unaudited)
For the Periods Ended
(in thousands, except per share data)

	Nine Months Ended		% Change From
	September 30, 2009	September 30, 2008	September 30, 2008
Revenue
Investment advisory and administration fees	$75,999	$138,102
Distribution and service fees	5,321	14,777
Portfolio consulting and other	2,362	4,055
Total revenue	83,682	156,934	(46.7%)
Expenses
Employee compensation and benefits	43,047	50,399
Distribution and service fees	10,039	20,383
General and administrative	20,490	24,271
Depreciation and amortization	3,120	2,811
Amortization, deferred commissions	611	3,637
Total expenses	77,307	101,501	(23.8%)
Operating income	6,375	55,433	(88.5%)
Non-operating income
Interest and dividend income - net	1,426	4,816
Loss from marketable securities - net	(19,574)	(11,856)
Foreign currency gain - net	669	410
Total non-operating loss	(17,479)	(6,630)	*
(Loss) income from continuing operations before provision for income taxes	(11,104)	48,803	*
Provision for income taxes	1,234	21,666
(Loss) income from continuing operations	(12,338)	27,137	*
Loss from discontinued operations, net of tax	(10)	(2,117)	(99.5%)
Net (loss) income	(12,348)	25,020	*
Less: Net income attributable to redeemable noncontrolling interest	(1,007)	-
Net (loss) income attributable to common shareholders	$(13,355)	$25,020	*

Earnings per share - Basic:
(Loss) income from continuing operations attributable to common shareholders	$(0.32)	$0.65	*

Loss from discontinued operations, net of tax, attributable to common shareholders	$(0.00)	$(0.05)	(99.5%)

Net (loss) income attributable to common shareholders	$(0.32)	$0.60	*

Earnings per share - Diluted:
(Loss) income from continuing operations attributable to common shareholders	$(0.32)	$0.64	*

Loss from discontinued operations, net of tax, attributable to common shareholders	$(0.00)	$(0.05)	(99.5%)

Net (loss) income attributable to common shareholders	$(0.32)	$0.59	*

Weighted average shares outstanding
Basic	42,319	41,881

Diluted	42,319	42,136

* Not meaningful

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
For the Periods Ended
(in millions)

	Three Months Ended			% Change From
	September 30, 2009	June 30, 2009	September 30, 2008	June 30, 2009	September 30, 2008
Open-End Mutual Funds
Assets under management, beginning of period	$4,238	$3,102	$7,644
Inflows	747	431	622
Outflows	(361)	(270)	(943)
Net inflows (outflows)	386	161	(321)
Market appreciation (depreciation)	1,279	975	(374)
Total increase (decrease)	1,665	1,136	(695)
Assets under management, end of period	$5,903	$4,238	$6,949	39.3%	(15.1%)

Average assets under management for period	$5,122	$3,803	$7,288	34.7%	(29.7%)

Closed-End Mutual Funds
Assets under management, beginning of period	$4,213	$3,029	$9,531
Inflows	180	448	-
Market appreciation (depreciation)	799	736	(961)
Total increase (decrease)	979	1,184	(961)
Assets under management, end of period	$5,192	$4,213	$8,570	23.2%	(39.4%)

Average assets under management for period	$4,759	$3,855	$9,191	23.5%	(48.2%)

Institutional Separate Accounts
Assets under management, beginning of period	$7,869	$5,469	$9,785
Inflows	1,634	954	314
Outflows	(449)	(172)	(458)
Net inflows (outflows)	1,185	782	(144)
Market appreciation (depreciation)	2,344	1,618	(536)
Total increase (decrease)	3,529	2,400	(680)
Assets under management, end of period	$11,398	$7,869	$9,105	44.8%	25.2%

Average assets under management for period	$9,583	$6,970	$9,706	37.5%	(1.3%)

Total
Assets under management, beginning of period	$16,320	$11,600	$26,960
Inflows	2,561	1,833	936
Outflows	(810)	(442)	(1,401)
Net inflows (outflows)	1,751	1,391	(465)
Market appreciation (depreciation)	4,422	3,329	(1,871)
Total increase (decrease)	6,173	4,720	(2,336)
Assets under management, end of period	$22,493	$16,320	$24,624	37.8%	(8.7%)

Average assets under management for period	$19,464	$14,628	$26,185	33.1%	(25.7%)

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
For the Periods Ended
(in millions)

	Nine Months Ended		% Change From
	September 30, 2009	September 30, 2008	September 30, 2008
Open-End Mutual Funds
Assets under management, beginning of period	$4,280	$8,900
Inflows	1,502	2,170
Outflows	(1,031)	(2,892)
Net inflows (outflows)	471	(722)
Market appreciation (depreciation)	1,152	(1,229)
Total increase (decrease)	1,623	(1,951)
Assets under management, end of period	$5,903	$6,949	(15.1%)

Average assets under management for period	$4,094	$7,968	(48.6%)

Closed-End Mutual Funds
Assets under management, beginning of period	$4,278	$10,274
Inflows	628	-
Outflows	(395)	-
Net inflows	233	-
Market appreciation (depreciation)	681	(1,704)
Total increase (decrease)	914	(1,704)
Assets under management, end of period	$5,192	$8,570	(39.4%)

Average assets under management for period	$4,112	$9,710	(57.7%)

Institutional Separate Accounts
Assets under management, beginning of period	$6,544	$10,612
Inflows	3,110	1,407
Outflows	(748)	(1,676)
Net inflows (outflows)	2,362	(269)
Market appreciation (depreciation)	2,492	(1,238)
Total increase (decrease)	4,854	(1,507)
Assets under management, end of period	$11,398	$9,105	25.2%

Average assets under management for period	$7,386	$10,293	(28.2%)

Total
Assets under management, beginning of period	$15,102	$29,786
Inflows	5,240	3,577
Outflows	(2,174)	(4,568)
Net inflows (outflows)	3,066	(991)
Market appreciation (depreciation)	4,325	(4,171)
Total increase (decrease)	7,391	(5,162)
Assets under management, end of period	$22,493	$24,624	(8.7%)

Average assets under management for period	$15,592	$27,971	(44.3%)

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Category
(in millions)

	As of September 30, 2009	As of June 30, 2009	As of September 30, 2008

Open-End Mutual Funds
U.S. Real Estate	$3,512	$2,362	$3,998
International Real Estate	1,960	1,535	2,420
Large Cap Value	163	154	125
Preferreds	15	8	16
Utilities and Listed Infrastructure	86	71	80
Other	167	108	310

Assets under management, end of period	$5,903	$4,238	$6,949

Closed-End Mutual Funds
U.S. Real Estate	$1,730	$1,233	$3,424
International Real Estate	134	68	214
Large Cap Value	241	212	485
Preferreds	1,253	1,123	1,848
Utilities and Listed Infrastructure	1,275	1,080	1,615
Other	559	497	984

Assets under management, end of period	$5,192	$4,213	$8,570

Institutional Separate Accounts
U.S. Real Estate	$4,571	$2,997	$4,514
International Real Estate	4,143	2,825	2,912
Large Cap Value	1,831	1,351	714
Preferreds	724	479	513
Utilities and Listed Infrastructure	38	12	12
Other	91	205	440

Assets under management, end of period	$11,398	$7,869	$9,105

Total
U.S. Real Estate	$9,813	$6,592	$11,936
International Real Estate	6,237	4,428	5,546
Large Cap Value	2,235	1,717	1,324
Preferreds	1,992	1,610	2,377
Utilities and Listed Infrastructure	1,399	1,163	1,707
Other	817	810	1,734

Assets under management, end of period	$22,493	$16,320	$24,624

Cohen & Steers, Inc. and Subsidiaries
Other Fee Earning Assets (Unaudited)
(in millions)

	As of September 30, 2009	As of June 30, 2009	As of September 30, 2008

Unified Managed Accounts

Other fee earning assets, end of period	$414	$268	$206

Exchange Traded Funds

Other fee earning assets, end of period	$1,676	$1,104	$2,539

Unit Investment Trusts

Other fee earning assets, end of period	$1,298	$1,124	$1,259

Total

Other fee earning assets, end of period	$3,388	$2,496	$4,004

Note: Other fee earning assets are defined as assets for which the company provides investment advice but for which the company has no discretion to execute trades, and therefore are not included in the company’s reported assets under management.